Exhibit 10.2
August 29, 2008

C. Thomas Richardson
[Home address redacted]

Dear Tom:

Reference is made to (i) the Consulting Agreement dated January 4, 2008 between you and NYFIX, Inc. and (ii) the Employment Agreement dated January 4, 2008 between you and NYFIX, Inc. (collectively, the “Agreements”).

For good and valuable consideration, you and NYFIX, Inc. hereby agree that each reference in the Agreements to “March 1, 2008” shall be and hereby is amended to be “September 2, 2008,” other than with respect to the following provision of the Employment Agreement:

“You will be eligible to receive four (4) weeks of vacation each calendar year, which will be pro rated for 2008 for the period of time employed unless your
Employment Commencement Date is on or before March 1, 2008.”

Please be advised that your vacation time for 2008 will be pro rated based on your initial date of employment.

Very truly yours

NYFIX, INC.

By:	/s/ P. Howard Edelstein
Name: P. Howard Edelstein
Title: Chief Executive Officer

Agreed:

/s/ C. Thomas Richardson
C. Thomas Richardson

Date: August 29, 2008